UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2019

(Exact name of registrant as specified in its charter)

Delaware	000-13470	94-2276314
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Buckeye Drive, Milpitas, California 95035

(Address of principal executive offices)    (Zip Code)

Registrant’s telephone number, including area code: (408) 545-6000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NANO	Nasdaq Global Select Market (Nasdaq)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On June 24, 2019, Nanometrics Incorporated, a Delaware corporation (“Nanometrics”) and Rudolph Technologies, Inc., a Delaware corporation (“Rudolph”), hosted a joint conference call with Rudolph’s and Nanometrics’ investors to discuss the proposed merger of the two companies that was announced earlier that day. A copy of the transcript is attached hereto as Exhibit 99.1 and incorporated into this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Transcript of Investor Conference Call held on June 24, 2019

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1993, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “believe” “continue,” “could,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the control of Nanometrics Incorporated (“Nanometrics”) and Rudolph Technologies, Inc. (“Rudolph”). Statements in this Current Report on Form 8-K regarding Nanometrics, Rudolph, or the proposed business combination between Nanometrics and Rudolph (the “Proposed Transaction”) that are forward-looking, including statements regarding the anticipated benefits of the Proposed Transaction , the impact of the Proposed Transaction on Nanometrics’ and Rudolph’s employees, business and future financial and operating results, the amount and timing of synergies from the Proposed Transaction , and the closing date for the Proposed Transaction , are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond Nanometrics’ and Rudolph’s control. These factors and risks include, but are not limited to, (i) weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for Nanometrics’ and Rudolph’s products and solutions; (ii) the ability of Nanometrics or Rudolph to meet rapid demand shifts; (iii) the ability of Nanometrics or Rudolph to continue technological innovation and introduce new products to meet customers’ rapidly changing requirements; (iv) the companies’ concentrated customer bases; (v) the ability of Nanometrics or Rudolph to identify, effect and integrate acquisitions, joint ventures or other transactions; (vi) the ability of Nanometrics or Rudolph to protect and enforce intellectual property rights; (vii) operational, political and legal risks of Nanometrics’ and Rudolph’s international operations; (viii) the increasing complexity of certain manufacturing processes; (ix) raw material shortages and price increases; (x) changes in government regulations of the countries in which Nanometrics and Rudolph operate; (xi) the fluctuation of currency exchange rates; (xii) fluctuations in the market price of Nanometrics’ stock; and (xiii) other risk factors and additional information. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the ability of the companies’ to integrate their respective businesses promptly and effectively and to achieve the anticipated synergies and value-creation contemplated by the proposed transaction; the companies’ ability to obtain the approval of the Proposed Transaction by their respective stockholders and the timing of the closing of the Proposed Transaction , including the risk that the conditions to the transaction are not satisfied on a timely basis or at all and the failure of the Proposed Transaction to close for any other reason; the risk that a consent or authorization that may be required for the Proposed Transaction is not obtained or is obtained subject to conditions that are not anticipated; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the Proposed Transaction; and the diversion of management time in connection with the Proposed Transaction . For a more detailed discussion of such risks and other factors, see Nanometrics’ and Rudolph’s filings with the Securities and Exchange Commission (the “SEC”), including under the heading “Risks Factors” in Nanometrics’ Annual Report on Form 10-K for the fiscal year ended December 29, 2018, filed on February 25, 2019, and Rudolph’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed on February 15, 2019 and in any other subsequently filed periodic reports or other filings of the companies with the SEC, each as available on the SEC website at www.sec.gov or investor.nanometrics.com or investors.rudolphtech.com. Neither Nanometrics nor Rudolph assumes any obligation to update any forward-looking statements or information, which speak as of their respective dates, to reflect events or circumstances after the date of this Current Report on Form 8-K, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement.

Additional Information and Where to Find It

This Current Report on Form 8-K is for informational purposes only and does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This Current Report on Form 8-K relates to the Proposed Transaction. In connection with the Proposed Transaction, Nanometrics intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Nanometrics and Rudolph that also constitutes a prospectus of Nanometrics. Each of Nanometrics and Rudolph also plan to file other relevant documents with the SEC regarding the Proposed Transaction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Any definitive joint proxy statement/prospectus (if and when available) will be mailed to stockholders of Nanometrics and Rudolph. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about Nanometrics and Rudolph, once such documents are filed with the SEC through SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Nanometrics will be available free of charge on Nanometrics’ website at investor.nanometrics.com or by contacting Nanometrics’ Investor Relations Department by email at ir@nanometrics.com or by phone at (530) 265-9899. Copies of the documents filed with the SEC by Rudolph will be available free of charge on Rudolph’s website at investors.rudolphtech.com or by contacting Rudolph’s Investor Relations Department by email at investors@rudolphtech.com or by phone at (978) 253-6200.

Participants in the Solicitation

Nanometrics, Rudolph and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Proposed Transaction. Information about the directors and executive officers of Nanometrics is set forth in Nanometrics’ proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on April 3, 2019, and Nanometrics’ Annual Report on Form 10-K for the fiscal year ended December 29, 2018, which was filed with the SEC on February 25, 2019. Information about the directors and executive officers of Rudolph is set forth in its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on April 2, 2019, and Rudolph’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 15, 2019. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Proposed Transaction when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Nanometrics or Rudolph using the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANOMETRICS INCORPORATED

Date: June 24, 2019	By:	/s/ Janet Taylor
Janet Taylor
General Counsel